                                                                    EXHIBIT 4.13

                   N E T S E R V I C O S N O T E H O L D E R S
                         C O M M I T M E N T L E T T E R

Sao Paulo, December 22, 2004

To: NET SERVICOS DE COMUNICACAO S.A.
Rua Verbo Divino, 1.356
Chacara Santo Antonio
Sao Paulo, Brazil
Attn: Mr. Francisco Valim

Dear Sirs:

1. We refer to the commitment letter, dated June, 2004 (such letter, together with the Term Sheet (as defined below) and the other attachments thereto, the "June Letter"), between NET SERVICOS DE COMUNICACAO S.A. (the "Company") and all of its wholly-owned subsidiaries (collectively, "you" or the "Net Group") and certain of their Creditors, which letter confirmed such Creditors' commitment to exchange all of the credits that they hold against you or any of your subsidiaries, and your commitment to effect such exchange, on the terms and subject to the conditions set forth in that letter and in the Term Sheet attached to the June Letter (the "Term Sheet"). Each of the Creditors entering into this Commitment Letter is referred to as a "Consenting Multicanal Creditor."

2. We also refer to (a) the registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the "SEC") on November 8, 2004 in respect of the Company's offer to exchange new 7.0% Senior Secured Notes due 2009 (the "Senior Notes") and cash for its existing 12-5/8% Senior Guaranteed Notes due 2004 (the "Offering Document"); (b) the draft indenture relating to the Senior Notes attached as Exhibit 1 hereto (the "Indenture"); and (c) the Exchange Agreement to be entered into among Net Sul Comunicacoes S.A ("Net Sul"), the Company and each of the parties listed in Schedule I thereto relating to the offer by Net Sul to exchange new 7.0% Fixed Rate Notes due 2009 and/or Floating Rate Notes due 2009 and cash for its existing Floating Rate Notes due 2005 (the "Exchange Agreement").

3. Each Consenting Multicanal Creditor agrees that (a) the remaining due diligence contemplated by the June Letter has been completed in a manner satisfactory to it with respect to the Offering Document, as filed; and (b) the Indenture is in a form acceptable to it. We note that we anticipate conducting appropriate further due diligence in respect of any subsequent amendments to the Draft Offering Document and the filing thereof with the SEC, including with respect to financial information included therein for periods subsequent to the quarter ended June 30, 2004.

4. The consummation by the Consenting Multicanal Creditors of the transactions contemplated by the June Letter shall be subject to and conditioned upon: (i) the satisfaction of all conditions precedent contained in the Exchange Agreement or the waiver thereof by each Consenting Multicanal Creditor and (ii) the declaration of effectiveness by the SEC of the Offering Document with any changes from the form thereof initially filed with the SEC being satisfactory to us. Subject to the foregoing, the provisions of the June Letter (other than Section 12 thereof) are hereby incorporated by reference in their entirety as if fully set forth herein, and, as modified by the provisions of this letter, shall be binding upon the undersigned in all respects.

5. Once effective, this letter will be and remain in effect with respect to each Consenting Multicanal Creditor and the Net Group until the earlier of (i) February 28, 2005, and (ii) the date that such Creditor executes the Transaction Documents applicable to such Creditor; provided that this letter will terminate as to all of the Consenting Multicanal Creditors on the earliest of (a) the date on which any Net Group company files a petition for debt rehabilitation (concordata) or similar proceeding or declaration of bankruptcy, or any similar proceeding seeking liquidation, reorganization, concordata or other relief with respect to itself or its debts under any domestic or foreign bankruptcy, insolvency or other similar law; (b) the date on which any case or other proceeding is commenced against any Net Group company seeking bankruptcy, liquidation, reorganization, or other relief with respect to it or its debt under any domestic or foreign bankruptcy, insolvency or similar law, now or hereinafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; and (c) the date on which any one or more creditors obtains a judgment in any court against any one or more members of the Net Group and has actually collected from such company in respect of its credit an amount in excess of R$1,000,000, whether in one or various collections, and provided, further, that the provisions of paragraphs 14, 16 and 18 of the June Letter, as incorporated herein, will survive any termination hereof.

5. Each Consenting Multicanal Creditors hereby acknowledges and agrees that, notwithstanding any provision of the Commitment Letter, as incorporated herein, to the contrary, none of Vicom Ltda., Vicom Tecnologia Ltda, Etros Participacoes Ltda., Jaguari Telecomunicacoes S.A., Cable S.A. nor Sama Empreendimentos e Participacoes Ltda. shall (i) have any obligations hereunder or (ii) be considered as being part of the Net Group.

6. This letter may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of an executed copy of this letter by facsimile shall be effective and deemed as delivery of an original executed copy hereof. Nevertheless, any Party to this commitment letter, if it delivers this letter by facsimile, shall also deliver the original executed copy hereof to Net at the address set forth above within five days from the date of sending such facsimile.

7. This commitment letter shall be governed by and construed in accordance with the law of Brazil. The competent courts in Sao Paulo, SP, Brazil, shall have exclusive jurisdiction of, and constitute the exclusive venue for, any dispute arising out of this commitment letter.

         Please acknowledge your agreement with the foregoing by countersigning this letter in the space provided below.

                   [Remainder of page deliberately left blank]

                                             CONSENTING NOTEHOLDER:

                                             __________________________________

                                             By _______________________________
                                                Name:
                                                Title:

                                             By _______________________________
                                                Name:
                                                Title:

Witnesses:

1. - ____________________________
     Name:
     ID:

2. - ____________________________
     Name:
     ID:

                 COMMITMENT LETTER DATED AS OF DECEMBER 22, 2004

Agreed and accepted by:
NET SERVICOS DE COMUNICACAO S.A.:
ALNOR ALUMINIO DO NORTE LTDA.
ANTENAS COMUNITARIAS
BRASILEIRAS LTDA.
CABODINAMICA TV CABO SAO PAULO S.A.
CMA PARTICIPACOES S.A.
DABNY, L.L.C.
DR EMPRESA DE DISTRIBUICAO E
RECEPCAO DE TV LTDA.
HORIZONTE SUL COMUNICACOES LTDA.
JONQUIL VENTURES LIMITED
MULTICANAL TELECOMUNICACOES S.A.
NET ANAPOLIS LTDA.
NET ARAPONGAS LTDA.
NET BAURU LTDA.
NET BELO HORIZONTE LTDA.
NET BRASILIA LTDA.
NET CAMPINAS LTDA.
NET CAMPO GRANDE LTDA.
NET CURITIBA LTDA.
NET FLORIANOPOLIS LTDA.
NET FRANCA LTDA.
NET GOIANIA LTDA.
NET INDAIATUBA LTDA.
NET JOINVILLE LTDA.
NET LONDRINA LTDA.
NET MARINGA LTDA.
NET PARANA COMUNICACOES LTDA.
NET PIRACICABA LTDA.
NET RECIFE LTDA.
NET RIBEIRAO PRETO S.A.
NET RIO S.A.
NET SAO CARLOS S.A.
NET SAO JOSE DO RIO PRETO LTDA.
NET SAO PAULO LTDA.
NET SOROCABA LTDA.
NET SUL COMUNICACOES LTDA.
REYC COMERCIO E PARTICIPACOES LTDA.
TV CABO DE CHAPECO LTDA.
TV VIDEO CABO DE BELO HORIZONTE S.A.

                                             NAME OF NET PARTY:

                                             __________________________________

                                             By _______________________________
                                                Name:
                                                Title:

                                             By _______________________________
                                                Name:
                                                Title:

Witnesses:

1. - ____________________________
     Name:
     ID:

2. - ____________________________
     Name:
     ID

                                  EXHIBIT 1

                                  Indenture

                            NET SERVICOS NOTE HOLDERS

                               COMMITMENT LETTER

Sao Paulo, December 22, 2004

To:  NET SERVICOS DE COMUNICACAO S.A.
Rua Verbo Divino, 1.356
Chacara Santo Antonio
Sao Paulo, Brazil
Attn:    Mr. Francisco Valim

Dear Sirs:

1. We refer to the commitment letter, dated June, 2004 (such letter, together with the Term Sheet (as defined below) and the other attachments thereto, the "June Letter"), between NET SERVICOS DE COMUNICACAO S.A. (the "Company") and all of its wholly-owned subsidiaries (collectively, "you" or the "Net Group") and certain of their Creditors, which letter confirmed such Creditors' commitment to exchange all of the credits that they hold against you or any of your subsidiaries, and your commitment to effect such exchange, on the terms and subject to the conditions set forth in that letter and in the Term Sheet attached to the June Letter (the "Term Sheet"). Each of the Creditors entering into this Commitment Letter is referred to as a "Consenting Multicanal Creditor." None of these Consenting Multicanal Creditors were party to the June Letter.

2. We also refer to (a) the registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the "SEC") on November 8, 2004 in respect of the Company's offer to exchange new 7.0% Senior Secured Notes due 2009 (the "Senior Notes") and cash for its existing 12-5/8% Senior Guaranteed Notes due 2004 (the "Offering Document"); (b) the draft indenture relating to the Senior Notes attached as Exhibit 1 hereto (the "Indenture"); and (c) the Exchange Agreement to be entered into among Net Sul Comunicacoes S.A ("Net Sul"), the Company and each of the parties listed in Schedule I thereto relating to the offer by Net Sul to exchange new 7.0% Fixed Rate Notes due 2009 and/or Floating Rate Notes due 2009 and cash for its existing Floating Rate Notes due 2005 (the "Exchange Agreement").

3. Each Consenting Multicanal Creditor agrees that (a) all due diligence has been completed in a manner satisfactory to it with respect to the Offering Document, as filed; and (b) the Indenture is in a form acceptable to it. We note that we anticipate conducting appropriate further due diligence in respect of any subsequent amendments to the Draft Offering Document and the filing thereof with the SEC, including with respect to financial information included therein for periods subsequent to the quarter ended June 30, 2004.

4. The consummation by the Consenting Multicanal Creditors of the transactions contemplated by the June Letter shall be subject to and conditioned upon: (i) the satisfaction of all conditions precedent contained in the Exchange Agreement or the waiver thereof by each Consenting Multicanal Creditor and (ii) the declaration of effectiveness by the SEC of the Offering Document with any changes from the form thereof initially filed with the SEC being satisfactory to us. Subject to the foregoing, the provisions of the June Letter (other than (x)
Section 9 thereof and any other provisions thereof that limit the ability of a Creditor to transfer its interest in the Senior Notes and (y) Section 12 thereof) are hereby incorporated by reference in their entirety as if fully set forth herein, and, as modified by the provisions of this letter, shall be binding upon the undersigned in all respects.

5. Once effective, this letter will be and remain in effect with respect to each Consenting Multicanal Creditor and the Net Group until the earlier of (i) February 28, 2005, and (ii) the date that such Creditor executes the Transaction Documents applicable to such Creditor; provided that this letter will terminate as to all of the Consenting Multicanal Creditors on the earliest of (a) the date on which any Net Group company files a petition for debt rehabilitation (concordata) or similar proceeding or declaration of bankruptcy, or any similar proceeding seeking liquidation, reorganization, concordata or other relief with respect to itself or its debts under any domestic or foreign bankruptcy, insolvency or other similar law; (b) the date on which any case or other proceeding is commenced against any Net Group company seeking bankruptcy, liquidation, reorganization, or other relief with respect to it or its debt under any domestic or foreign bankruptcy, insolvency or similar law, now or hereinafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; and (c) the date on which any one or more creditors obtains a judgment in any court against any one or more members of the Net Group and has actually collected from such company in respect of its credit an amount in excess of R$1,000,000, whether in one or various collections, and provided, further, that the provisions of paragraphs 14, 16 and 18 of the June Letter, as incorporated herein, will survive any termination hereof.

5. Each Consenting Multicanal Creditors hereby acknowledges and agrees that, notwithstanding any provision of the Commitment Letter, as incorporated herein, to the contrary, none of Vicom Ltda., Vicom Tecnologia Ltda, Etros Participacoes Ltda., Jaguari Telecomunicacoes S.A., Cable S.A. nor Sama Empreendimentos e Participacoes Ltda. shall (i) have any obligations hereunder or (ii) be considered as being part of the Net Group.

6. This letter may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of an executed copy of this letter by facsimile shall be effective and deemed as delivery of an original executed copy hereof. Nevertheless, any Party to this commitment letter, if it delivers this letter by facsimile, shall also deliver the original executed copy hereof to Net at the address set forth above within five days from the date of sending such facsimile.

7. This commitment letter shall be governed by and construed in accordance with the law of Brazil. The competent courts in Sao Paulo, SP, Brazil, shall have exclusive jurisdiction of, and constitute the exclusive venue for, any dispute arising out of this commitment letter.

      Please acknowledge your agreement with the foregoing by countersigning this letter in the space provided below.

                   [Remainder of page deliberately left blank]

                                                     CONSENTING NOTEHOLDER:

                                                     ___________________________

                                                     By
                                                         _______________________
                                                         Name:
                                                         Title:




                                                     By
                                                         _______________________
                                                         Name:
                                                         Title:

Witnesses:

1. -
     __________________________________
     Name:
     ID:

2. -
     __________________________________
     Name:
     ID:

                 COMMITMENT LETTER DATED AS OF DECEMBER 22, 2004

Agreed and accepted by:
NET SERVICOS DE COMUNICACAO S.A.:
ALNOR ALUMINIO DO NORTE LTDA.
ANTENAS COMUNITARIAS
BRASILEIRAS LTDA.
CABODINAMICA TV CABO SAO PAULO S.A.
CMA PARTICIPACOES S.A.
DABNY, L.L.C.
DR EMPRESA DE DISTRIBUICAO E RECEPCAO DE TV LTDA.
HORIZONTE SUL COMUNICACOES LTDA.
JONQUIL VENTURES LIMITED
MULTICANAL TELECOMUNICACOES S.A.
NET ANAPOLIS LTDA.
NET ARAPONGAS LTDA.
NET BAURU LTDA.
NET BELO HORIZONTE LTDA.
NET BRASILIA LTDA.
NET CAMPINAS LTDA.
NET CAMPO GRANDE LTDA.
NET CURITIBA LTDA.
NET FLORIANOPOLIS LTDA.
NET FRANCA LTDA.
NET GOIANIA LTDA.
NET INDAIATUBA LTDA.
NET JOINVILLE LTDA.
NET LONDRINA LTDA.
NET MARINGA LTDA.
NET PARANA COMUNICACOES LTDA.
NET PIRACICABA LTDA.
NET RECIFE LTDA.
NET RIBEIRAO PRETO S.A.
NET RIO S.A.
NET SAO CARLOS S.A.
NET SAO JOSE DO RIO PRETO LTDA.
NET SAO PAULO LTDA.
NET SOROCABA LTDA.
NET SUL COMUNICACOES LTDA.
REYC COMERCIO E PARTICIPACOES LTDA.
TV CABO DE CHAPECO LTDA.
TV VIDEO CABO DE BELO HORIZONTE S.A.

                                                   NAME OF NET PARTY:

                                                   _____________________________

                                                   By  _________________________
                                                       Name:
                                                       Title:

                                                   By  _________________________
                                                       Name:
                                                       Title:

Witnesses:

1. - _________________________
     Name:
     ID:

2. - _________________________
     Name:
     ID

                                    EXHIBIT 1

                                   INDENTURE